UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 29, 2009

STANDARD MICROSYSTEMS CORPORATION
(Exact name of Company as specified in its charter)

DELAWARE	0-7422	11-2234952
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

80 Arkay Drive, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

(631) 435-6000
(Company's telephone number, including area code)

N/A
(Former  name,  former  address and former  fiscal year,  if changed  since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the Company under any of the following provisions:

☐  Written  communications  pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

☐  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Standard Microsystems Corporation (the “Company”) is filing a “Consent of Independent Registered Public Accounting Firm” as Exhibit 23.1 to this Current Report on Form 8-K so as to be able to incorporate by reference in the Company’s Registration Statements on Form S-3 (No. 333-81067) and Forms S-8 (No. 2-78324, No. 33-69224, No. 33-83400, No. 333-09271, No. 333-64043, No. 333-84237, No. 333-47794, No. 333-66138, No. 333-108842, No. 333-126702, No. 333-137896, No. 333-152248 and No. 333-157947) the report of PricewaterhouseCoopers LLP dated April 28, 2009, relating to the consolidated financial statements, financial statement schedule, and the effectiveness of the Company’s internal control over financial reporting, which appears in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2009, filed with the SEC on April 28, 2009. The consent was inadvertently omitted from the exhibits to the  Registrant’s filing of its Annual Report on Form 10-K  for the fiscal year ended February 28, 2009.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

23.1 Consent of PricewaterhouseCoopers LLP dated April 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION (Company)

Date: April 29, 2009	By:	/s/ Kris Sennesael
Kris Sennesael
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP dated April 28, 2009